                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                                 March 9, 1995




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

          Information contained in the news release issued by the Registrant on March 9, 1995 regarding a proposed merger under which the minority interest in Pacific Telecom, Inc. would be acquired by PacifiCorp Holdings, Inc. is incorporated herein by reference. The proposed merger agreement and a related agreement are included as exhibits hereto.

          Consolidated summary financial information for PacifiCorp and its consolidated subsidiaries for the years ended December 31, 1994 and 1993 are as follows:

                     Summary Income Statement Information
                                  (Unaudited)
                                              12 Months Ended December 31
(In Thousands)                                        1994        1993
- -------------------------------------------------------------------------
REVENUES
  Electric                                    $  2,647,800 $ 2,506,900
  Telecommunications (1)                           705,000     702,100
  Other (2)                                        153,700     196,400
                                             ----------------------------
          TOTAL                                  3,506,500   3,405,400
                                             ----------------------------
EXPENSES
  Electric
    Fuel                                           496,400     464,700
    Purchased power                                310,400     274,900
    Depreciation and amortization                  301,600     280,500
    Other                                          720,100     702,500
                                             ----------------------------
          TOTAL                                  1,828,500   1,722,600
  Telecommunications (1)                           540,300     561,300
  Other (2)                                        151,100     206,000
                                             ----------------------------
          TOTAL                                  2,519,900   2,489,900
                                             ----------------------------
INCOME FROM OPERATIONS
  Electric                                         819,300     784,300
  Telecommunications                               164,700     140,800
  Other (2)                                          2,600      (9,600)
                                             ----------------------------
          TOTAL                                    986,600     915,500
Interest expense                                   298,800     323,200
Minority interest and other                        (30,000)    (17,800)
                                             ----------------------------
Income from continuing operations
  before income taxes                              717,800     610,100
Income taxes                                       249,800     187,400
                                             ----------------------------
Income from continuing operations before
  cumulative effect of accounting change           468,000     422,700
Discontinued operations (3)                              -      52,400
Cumulative effect of accounting change                   -       4,000
                                             ----------------------------
NET INCOME                                    $    468,000 $   479,100
Preferred dividend requirement                      39,700      39,300
                                             ----------------------------

                     Summary Income Statement Information
                   (In Thousands, Except Earnings Per Share)
                                  (Unaudited)
                                              12 Months Ended December 31
(Continued from Page 2)                               1994        1993
- -------------------------------------------------------------------------
EARNINGS CONTRIBUTION
  ON COMMON STOCK (4)
  Electric                                    $    339,800 $   322,300
  Telecommunications                                70,500      50,900
  Other (2)                                         18,000      10,200
                                             ----------------------------
  Earnings contribution from continuing
   operations before cumulative effect
   of accounting change                            428,300     383,400
  Discontinued operations (3)                            -      52,400
  Cumulative effect of accounting change                 -       4,000
                                             ----------------------------
          TOTAL                               $    428,300 $   439,800
                                             ============================
Average common shares outstanding                  282,912     274,551

EARNINGS PER COMMON SHARE
  Electric                                    $       1.20 $      1.17
  Telecommunications                                  0.25        0.19
  Other (2)                                           0.06        0.04
                                             ----------------------------
  Earnings per common share from
   continuing operations before
   cumulative effect of accounting change             1.51        1.40
  Discontinued operations (3)                            -        0.19
  Cumulative effect of accounting change                 -        0.01
                                             ----------------------------
          TOTAL                               $       1.51 $      1.60
                                             ============================
Dividends paid per common share               $       1.08 $     1.195
                                             ============================

*Not a meaningful number

                      (See accompanying notes on page 5)

                          Other Financial Information
                                  (Unaudited)
                                              12 Months Ended December 31
                                                      1994        1993
- -------------------------------------------------------------------------
ELECTRIC REVENUES (In thousands)
  Residential                                 $    724,900 $   698,900
  Commercial                                       570,400     543,900
  Industrial                                       726,300     696,200
  Other                                             30,700      29,800
                                             ----------------------------
          Retail Sales                           2,052,300   1,968,800
   Wholesale sales                                 532,700     499,800
   Other                                            62,800      38,300
                                             ----------------------------
          TOTAL                               $  2,647,800 $ 2,506,900
                                             ============================
ENERGY SALES (Millions of kWh)
  Residential                                       12,127      12,055
  Commercial                                        10,645      10,085
  Industrial                                        20,306      19,671
   Other                                               623         602
                                             ----------------------------
          Retail Sales                              43,701      42,413
   Wholesale sales                                  15,625      14,949
                                             ----------------------------
          TOTAL                                     59,326      57,362
                                             ============================


                                                  December    December
                                                      1994        1993
                                             ----------------------------

CONSOLIDATED CAPITALIZATION
  Common equity                               $  3,460,000 $ 3,263,000
  Preferred stock                                  586,000     586,000
  Long-term debt and capital
     lease obligations                           3,768,000   3,924,000
  Short-term debt                                  551,000     709,000
                                             ----------------------------
          TOTAL                               $  8,365,000 $ 8,482,000
                                             ============================

                      (See accompanying notes on page 5)

                                  PacifiCorp
                       and its Consolidated Subsidiaries
                         Summary Financial Information


(1) Certain amounts from the prior year have been reclassified to conform with the 1994 method of presentation. These reclassifications had no effect on previously reported consolidated net income.

(2) Other includes the operations of PacifiCorp Financial Services, Inc. and independent power production, as well as the activities of PacifiCorp Holdings, Inc.

(3) Represents the Company's interest in an international communications subsidiary.

(4)  Earnings contribution on common stock by segment:

     (a) Does not reflect elimination for interest on intercompany borrowing arrangements.

     (b) Includes income taxes on a separate company basis, with any benefit or detriment of consolidation reflected in Other.

     (c) Amounts are net of preferred dividend requirements and minority interest.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          c)   Exhibit

               99.  PacifiCorp news release issued March 9, 1995.

              2(a) Agreement and Plan of Merger dated as of March 9, 1995 by and among Pacific Telecom, Inc., PacifiCorp Holdings, Inc. and PXYZ Corporation. (Incorporated by reference to Exhibit 2A to Pacific Telecom, Inc.'s Form 8-K dated March 9, 1995, File No. 0-873.)

              2(b) Agreement dated as of March 9, 1995 between PacifiCorp and Pacific Telecom, Inc. (Incorporated by reference to Exhibit 2B to Pacific Telecom, Inc.'s Form 8-K dated March 9, 1995, File No. 0-873.)

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: RICHARD T. O'BRIEN
                                            ____________________________________
                                            Richard T. O'Brien
                                            Vice President

Date:  March 10, 1995

                               INDEX TO EXHIBITS

EXHIBIT                           DESCRIPTION                             PAGE
_______                           ___________                             ____

 99            PacifiCorp news release issued March 9, 1995.